Exhibit 10.22

SECOND AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

This Second Amendment to Loan and Security Agreement (“Amendment”), is entered into as of September 29, 2010, by and between Square 1 Bank (“Bank”) and Osmetech Technology, Inc. (“Osmetech”), Clinical Micro Sensors, Inc. (“CMSI”), and Genmark Diagnostics, Inc. (“Genmark”), (each individually and collectively known as (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of March 12, 2010 (as amended from time to time, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1)	The following definitions in Exhibit A to the Agreement are hereby amended and restated, as follows:

“Ancillary Services” means any of the following products or services requested by Borrower and approved by Bank under the Formula Revolving Line, including: i) corporate credit card services with aggregate limits equal to or less than $20,000; and ii) without limitation, Automated Clearing House transactions, FX Contracts, Letters of Credit, or other treasury management services.

“Ancillary Services Sublimit” means a sublimit for Ancillary Services under the Formula Revolving Line not to exceed $520,000.

2)	Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

3)	Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment.

4)	This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

5)	As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

a)	this Amendment, duly executed by Borrower;

b)	payment of all Bank Expenses, including Bank’s expenses for the documentation of this Amendment and any related documents, which may be debited from any of Borrower’s accounts; and

c)	such other documents and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

OSMETECH TECHNOLOGY, INC.

By:
Title:	CFO

CLINICAL MICRO SENSORS, INC.

By:
Title:	CFO

GENMARK DIAGNOSTICS, INC.

By:
Title:	CFO

SQUARE 1 BANK

By:
Title:	SVP